Top 25 Tenant Concentrations
PNC MAC 2000-C2


                                                                                    Aggregate
                                                                                      Pool
                                                                                   Exposure as
Tab                               Property         Property            Cut-Off      % of Total
 No  Property Name                  Type           Sub-Type          Date Balance  Loan Amount  Tenant
---  -------------                --------         --------          ------------  -----------  ------
 6   500 North Capitol             Office       Downtown Office       $29,539,428               United States Government
 48  U.S. Government
       Intelligence Center         Office       Suburban Office        $6,393,687               United States of America
104  Griffin Street Parking
       Garage                       Other        Parking Garage        $2,474,815               United States of America
 4   AppleTree Business Park       Office       Suburban Office       $37,227,201               GSA-Internal Revenue Service
     U.S. Government Total                                            $75,635,131      7.03%

 1   475 Park Avenue South         Office            Urban            $59,946,195      5.57%    Biederman Kelly
 1   475 Park Avenue South         Office            Urban            $59,946,195      5.57%    New York State Board of Education
 1   475 Park Avenue South         Office            Urban            $59,946,195      5.57%    Valerie Wilson Travel

 38  Home Depot - Gardena          Retail           Big Box            $8,232,483               Home Depot
 2   Camino Real Marketplace       Retail           Anchored          $49,000,000               Home Depot
     Home Depot Total                                                 $57,232,483      5.32%

 2   Camino Real Marketplace       Retail           Anchored          $49,000,000      4.55%    Costco
 2   Camino Real Marketplace       Retail           Anchored          $49,000,000      4.55%    Linens 'N Things

 4   AppleTree Business Park       Office       Suburban Office       $37,227,201      3.46%    Bell Atlantic
 4   AppleTree Business Park       Office       Suburban Office       $37,227,201      3.46%    Southwestern Bell (Cellular One)

 5   Bozzuto's Warehouse and
       Distribution Facility     Industrial  Warehouse/Distribution   $32,843,136      3.05%    Bozzuto's Inc.

 35  Hickory Hollow                Retail           Anchored           $8,634,613               Best Buy Stores
 15  Northside Marketplace         Retail           Anchored          $15,390,300               Best Buy Stores
     Best Buy Total                                                   $24,024,913      2.23%

 7   Arcadia Crossing Power
       Center                      Retail   Grocery Anchored Retail   $29,367,163      2.73%    Fry's Food Store
 7   Arcadia Crossing Power
       Center                      Retail   Grocery Anchored Retail   $29,367,163      2.73%    Montgomery Ward
 7   Arcadia Crossing Power
       Center                      Retail   Grocery Anchored Retail   $29,367,163      2.73%    Target #950


(Table Continued)

                                   Lease
                                 Expiration    Tenant
Tab                                Date of     Square
 No  Property Name                 Tenant      Footage  % NSF
---  -------------               ----------    -------  -----
 6   500 North Capitol            12/31/09     175,698   100%
 48  U.S. Government
       Intelligence Center        2/28/04       83,130   100%
104  Griffin Street Parking
       Garage                     6/30/05      164,700   100%
 4   AppleTree Business Park      12/26/05     122,563    28%
     U.S. Government Total                     546,091

 1   475 Park Avenue South         7/1/10       16,550    4%
 1   475 Park Avenue South        6/30/10       32,000    8%
 1   475 Park Avenue South        5/31/07       32,330    8%

 38  Home Depot - Gardena         1/31/05      135,000   100%
 2   Camino Real Marketplace      1/31/15      129,721    26%
     Home Depot Total                          264,721

 2   Camino Real Marketplace      11/30/18     137,640    28%
 2   Camino Real Marketplace      1/31/15       35,010    7%

 4   AppleTree Business Park      7/31/04       52,316    12%
 4   AppleTree Business Park      9/30/05       58,000    13%

 5   Bozzuto's Warehouse and
       Distribution Facility       1/1/30      986,565   100%

 35  Hickory Hollow               1/31/14       45,000    40%
 15  Northside Marketplace        1/31/14       42,840    23%
     Best Buy Total                             87,840

 7   Arcadia Crossing Power
       Center                     3/28/15       75,346    17%
 7   Arcadia Crossing Power
       Center                     10/31/14      87,404    20%
 7   Arcadia Crossing Power
       Center                     1/31/15      117,138    26%



(Table Continued)
                                                                                    Aggregate
                                                                                      Pool
                                                                                   Exposure as
Tab                               Property         Property            Cut-Off      % of Total
 No  Property Name                  Type           Sub-Type          Date Balance  Loan Amount  Tenant
---  -------------                --------         --------          ------------  -----------  ------
 8   Sweetheart Cup
       Distribution Center       Industrial  Warehouse/Distribution   $27,000,000      2.51%    Sweetheart Cup Inc.

 9   Triangle Plaza II             Retail           Anchored          $26,286,819      2.44%    Kids "R" Us
 9   Triangle Plaza II             Retail           Anchored          $26,286,819      2.44%    National Amusements, Inc.
 9   Triangle Plaza II             Retail           Anchored          $26,286,819      2.44%    Toys "R" Us

 10  Solana Beach Towne Centre     Retail           Anchored          $25,983,319      2.41%    Dixieline Lumber
 10  Solana Beach Towne Centre     Retail           Anchored          $25,983,319      2.41%    Marshalls #203
 10  Solana Beach Towne Centre     Retail           Anchored          $25,983,319      2.41%    Sav-On Drug Store #19-

 23  Fairway Plaza                 Retail           Anchored          $14,241,024               Office Max
 35  Hickory Hollow                Retail           Anchored           $8,634,613               Office Max
 95  Office Max                    Retail      Unanchored Retail       $2,748,964               Office Max, Inc.
     Office Max Total                                                 $25,624,601      2.38%

127  Walgreen's Hollis
       Shopping Center             Retail           Anchored           $2,074,344               Blockbuster
 13  Springfield Gardens
       Shopping Center             Retail           Anchored          $20,948,014               Blockbuster
131  Lawndale Shopping Center      Retail      Unanchored Retail       $2,039,618               Blockbuster Videos
     Blockbuster Total                                                $25,061,976      2.33%

 11  Continental Teves
       Building                    Office     Office Distribution     $24,093,491      2.24%    Continental Teves, Inc.

 33  Imperial Plaza                Retail    Shadow Anchored Retail    $8,991,222               Modell's
 21  Triangle Plaza I              Retail           Anchored          $14,851,920               Modell's
     Modell's Total                                                   $23,843,142      2.22%


(Table Continued)

                                   Lease
                                 Expiration    Tenant
Tab                                Date of     Square
 No  Property Name                 Tenant      Footage  % NSF
---  -------------               ----------    -------  -----
 8   Sweetheart Cup
       Distribution Center        7/20/20     1,034,470  100%

 9   Triangle Plaza II            6/30/19       19,703    14%
 9   Triangle Plaza II            6/30/19       74,282    54%
 9   Triangle Plaza II            6/30/19       43,999    32%

 10  Solana Beach Towne Centre    6/30/04       41,400    16%
 10  Solana Beach Towne Centre    1/31/05       39,295    16%
 10  Solana Beach Towne Centre    9/10/04       25,500    10%

 23  Fairway Plaza                3/31/14       23,500    14%
 35  Hickory Hollow               1/31/15       23,500    21%
 95  Office Max                   1/31/07       30,000   100%
     Office Max Total                           77,000

127  Walgreen's Hollis
       Shopping Center            12/3/01       5,659     35%
 13  Springfield Gardens
       Shopping Center            5/31/10       4,260     4%
131  Lawndale Shopping Center     10/31/03      4,500     26%
     Blockbuster Total                          14,419

 11  Continental Teves
       Building                   6/30/20      236,770   100%

 33  Imperial Plaza               6/14/11       16039     13%
 21  Triangle Plaza I             8/30/19       14,888    19%
     Modell's Total                             30,927

